Cinedigm Announces First Quarter Fiscal 2015 Financial Results

Revenues increase 23% from the prior year quarter

LOS ANGELES (August 13, 2014) - Cinedigm Corp. (NASDAQ: CIDM) today announced financial results for the first quarter fiscal 2015 which ended June 30, 2014.

•	First quarter consolidated revenues increased 23% to $22.9 million from the prior year quarter of $18.5 million
•	First quarter non-deployment revenues (entertainment and services) increased 53% to $10.2 million from the prior year quarter of $6.7 million
•	First quarter consolidated adjusted EBITDA decreased 26% to $7.2 million from the prior year quarter of $9.7 million
•	First quarter non-deployment adjusted EBITDA was $(4.9) million, a decrease from $(1.7) million in the prior year quarter

Operational Highlights

•	DVD back office transition issues reduced Q1 EBITDA by an estimated $4-$5M
•	Cinedigm has signed 30 new distribution deals in 2014
•	Cinedigm launched its original programming initiative with FIGHT OF THE LIVING DEAD for ‘CON TV
•	Cinedigm is currently managing one of its largest ever DVD releases, GOD’S NOT DEAD, with results exceeding sales expectations to date

First Quarter Fiscal 2015 Detailed Results

Revenues increased $4.3 million or 23% during the three months ended June 30, 2014, despite being our industry's seasonally slowest quarter.

The CEG business expanded to $7.1 million, an increase of $3.9 million, or 118%, year over year, of which $2.2 million is directly attributed to a lower than expected increase in net revenues resulting from the GVE acquisition. The remaining increase is attributed to organic growth from the addition of physical and digital distribution rights of home entertainment titles for our library. Growth was limited due to certain missed sales and higher than anticipated physical returns resulting from the conversion to a new physical goods replication, distribution and fulfillment center partner, and the overall transition and integration of our home entertainment business acquisitions.

The Company reported consolidated adjusted EBITDA of $7.2 million for the three months ended June 30, 2014, a decrease of 26% in comparison to $9.7 million for the three months ended June 30, 2013. Adjusted EBITDA from non-deployment businesses was $(4.9) million during the three months ended June 30, 2014, decreasing from $(1.7) million for the three months ended June 30, 2013.

“Cinedigm continues its aggressive pivot into the over-the-top (OTT) digital channel business.   Based on our operating platform and significant library, we are uniquely well positioned to generate multiple new high margin recurring revenue streams from our OTT channels” said Chris McGurk, Chairman and CEO. “In addition to the already launched Docurama channel, we have announced two additional partnerships for branded digital channels, and have more in the pipeline. We are aggressively building this business and expect it to be an extremely important value creator for our shareholders.”

"Cinedigm is executing well on our two part plan to successfully launch branded OTT channels while filling the home entertainment distribution pipeline with high quality, cast driven, genre content and production slates that can feed our entire business – from physical to digital to OTT," commented Adam Mizel, Chief Operating Officer. "We have signed over 30 new home entertainment customers representing over $50 million in annualized gross billings and have multiple branded OTT channels in various stages of launch or development. We expect this new business to drive solid growth in revenues and earnings over the next 12-18 months."

“The transition of our DVD back office fulfillment system to a new supply chain partner did not go as planned and, when combined with related balance sheet impacts, led to a $4-$5 million reduction in EBITDA in the quarter.  However, we have now resolved most of these issues and have seen sales return to more typical levels in the second quarter,” said Jeffrey Edell, CFO.   “We are particularly encouraged by the early strong DVD sales of GOD’S NOT DEAD which we released on August 4th.”

Adjusted EBITDA is defined by the Company for the periods presented to be earnings before interest, taxes, depreciation and amortization, other income, net, stock-based expenses and compensation, transition and acquisition costs, and certain other items. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of adjusted EBITDA to U.S. GAAP net income (loss). Adjusted EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and may not be comparable to other similarly titled measures of other companies. The Company calculated and communicated adjusted EBITDA in the tables because the Company's management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities. Management presents adjusted EBITDA because it believes that adjusted EBITDA is a useful supplement to net loss as an indicator of operating performance. Management also believes that adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company's performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes certain items, such as stock-based compensation charges, that management believes are not indicative of the Company's operating performance. The Company believes that adjusted EBITDA is a performance measure and not a liquidity measure. Adjusted EBITDA should not be considered as an alternative to operating or net loss as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with accounting principles generally accepted in the United States of America, or as a measure of liquidity.  In addition, EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  The Company's calculation of adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view adjusted EBITDA as an alternative to the U.S. GAAP operating measure of net income (loss). In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with U.S. GAAP. These non-GAAP measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with U.S. GAAP.

Conference Call

Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EDT on August 13, 2014. To participate in the conference call, please dial (877) 754-5303 or for international callers (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. An audio webcast of the call will be accessible at http://investor.cinedigm.com/events.cfm. To listen to the live webcast, please visit the site prior to the start of the call in order to register, download and install any necessary audio software.

For those unable to participate during the live broadcast, a replay will be available beginning August 13, 2014 at 7:30 p.m. EDT, through August 18, 2014 at 11:59 p.m. EDT. To access the replay, dial (800) 585-8367 (U.S.) or (404) 537-3406 (International) and use passcode: 85601551.

About Cinedigm

Cinedigm is a leading independent content distributor in the United States, with direct relationships with over 60,000 physical retail storefronts and digital platforms, including Wal-Mart, Target, iTunes, Netflix, and Amazon, as well as the national Video on Demand platform on cable television.  The company’s library of over 52,000 films and TV episodes encompasses award-winning documentaries from Docurama Films®, next-gen Indies from Flatiron Film Company®, acclaimed independent films and festival picks through partnerships with the Sundance Institute and Tribeca Films and a wide range of content from brand name suppliers, including National Geographic, Discovery, Scholastic, WWE, NFL, Shout Factory, Hallmark, Jim Henson and more.

Additionally, given Cinedigm’s infrastructure, technology, content and distribution expertise, the company has rapidly become a leader in the quickly evolving over-the-top digital network business.  Cinedigm’s first channel, DOCURAMA, launched in May 2014, and is currently available on over 165 million consumer devices including Roku, Xbox and Samsung, with additional platforms currently being rolled out.  Earlier this year, Cinedigm also announced plans for a Comic Con branded channel, in partnership with WIZARD WORLD, for launch in Q4 2014.  The Company recently announced its third OTT channel via a partnership with The Dove Foundation. DOVE MOVIE CHANNEL will be a digital streaming subscription service targeted to families and kids seeking high quality and family friendly content approved by Dove.

Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. www.cinedigm.com. [CIDM-F]

Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

For more information:

Jill Newhouse Calcaterra
Cinedigm
jcalcaterra@cinedigm.com
310/466-5135

CINEDIGM CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for share and per share data)

	June 30, 2014	March 31, 2014
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$36,742	$50,215
Accounts receivable, net	37,506	56,863
Inventory	2,870	3,164
Unbilled revenue	5,122	5,144
Prepaid and other current assets	8,392	8,698
Note receivable, current portion	101	112
Assets of discontinued operations, net of current liabilities	—	278
Total current assets	90,733	124,474
Restricted cash	6,751	6,751
Security deposits	269	269
Property and equipment, net	125,642	134,936
Intangible assets, net	35,757	37,639
Goodwill	27,944	25,494
Deferred costs, net	8,618	9,279
Accounts receivable, long-term	1,343	1,397
Note receivable, net of current portion	91	99
Assets of discontinued operations, net of current portion	6,238	5,660
Total assets	$303,386	$345,998

CINEDIGM CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for share and per share data)
(continued)

	June 30, 2014	March 31, 2014
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY	(Unaudited)
Current liabilities
Accounts payable and accrued expenses	$55,537	$72,604
Current portion of notes payable, non-recourse	33,540	33,825
Current portion of notes payable	15,608	19,219
Current portion of capital leases	609	614
Current portion of deferred revenue	3,025	3,214
Total current liabilities	108,319	129,476
Notes payable, non-recourse, net of current portion	155,388	164,779
Notes payable, net of current portion	22,499	23,525
Capital leases, net of current portion	5,330	5,472
Deferred revenue, net of current portion	11,899	12,519
Total liabilities	303,435	335,771
Commitments and contingencies
Stockholders’ (Deficit) Equity
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at June 30, 2014 and March 31, 2014, respectively. Liquidation preference of $3,648	3,559	3,559
Class A common stock, $0.001 par value per share; 118,759,000 shares authorized; 76,656,587 and 76,571,972 shares issued and 76,605,147 and 76,520,532 shares outstanding at June 30, 2014 and March 31, 2014, respectively	77	76
Class B common stock, $0.001 par value per share; 1,241,000 shares authorized; 1,241,000 shares issued and 0 shares outstanding, at June 30, 2014 and March 31, 2014, respectively	—	—
Additional paid-in capital	275,938	275,519
Treasury stock, at cost; 51,440 Class A shares	(172)	(172)
Accumulated deficit	(279,438)	(268,686)
Accumulated other comprehensive loss	(13)	(69)
Total stockholders’ (deficit) equity	(49)	10,227
Total liabilities and stockholders’ (deficit) equity	$303,386	$345,998

CINEDIGM CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for share and per share data)

	For the Three Months Ended June 30,
	2014	2013
Revenues	$22,857	$18,537
Costs and expenses:
Direct operating (exclusive of depreciation and amortization shown below)	8,504	3,779
Selling, general and administrative	7,709	6,204
Provision for doubtful accounts	94	62
Transition and acquisition expenses	946	—
Depreciation and amortization of property and equipment	9,376	9,245
Amortization of intangible assets	1,885	418
Total operating expenses	28,514	19,708
Loss from operations	(5,657)	(1,171)
Interest expense, net	(5,035)	(4,924)
Loss on investment in non-consolidated entity	—	(1,252)
Other income, net	139	134
Change in fair value of interest rate derivatives	(259)	829
Loss from continuing operations	(10,812)	(6,384)
Income (loss) from discontinued operations	149	(604)
Net loss	(10,663)	(6,988)
Preferred stock dividends	(89)	(89)
Net loss attributable to common stockholders	$(10,752)	$(7,077)
Net loss per Class A and Class B common share attributable to common shareholders - basic and diluted:
Loss from continuing operations	$(0.14)	$(0.13)
Income (loss) from discontinued operations	—	(0.02)
	$(0.14)	$(0.15)
Weighted average number of Class A and Class B common shares outstanding: basic and diluted	76,567,128	48,357,020

Following is the reconciliation of the Company's consolidated Adjusted EBITDA to consolidated GAAP net loss from continuing operations:

	For the Three Months Ended June 30,
($ in thousands)	2014	2013
Net loss from continuing operations	$(10,812)	$(6,383)
Add Back:
Depreciation and amortization of property and equipment	9,376	9,245
Amortization of intangible assets	1,885	418
Interest expense, net	5,035	4,924
Loss on investment in non-consolidated entity	—	1,252
Other income, net	(139)	(134)
Change in fair value of interest rate derivatives	259	(829)
Stock-based compensation and expenses	618	687
Transaction and acquisition expenses	946	—
Allocated costs attributable to discontinued operations	—	534
Adjusted EBITDA	$7,168	$9,714

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(9,018)	$(9,018)
Amortization of intangible assets	(11)	(14)
Income from operations	(3,030)	(2,338)
Intersegment services fees earned	—	6
Adjusted EBITDA from non-deployment businesses	$(4,891)	$(1,650)